                         DEAN WITTER FEDERAL SECURITIES TRUST

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                       10/31/97
CLASS A

                                   6
YIELD = 2 { [ ((a-b) /cd)  +1]  -1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding d = The maximum offering price per share on the last day of the period


                                                                 6
YIELD = 2 { [ ((12,067.92 -1,600.71) /213,340.126 X 9.87) +1] -1}

                                 =   6.04%

                         DEAN WITTER FEDERAL SECURITIES TRUST

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                       10/31/97

CLASS B

                                   6
YIELD = 2 { [ ((a-b) /cd)  +1]  -1}


WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding d = The maximum offering price per share on the last day of the period


                                                                          6
YIELD = 2 { [ ((3,736,677.58 - 800,686.34) /66,655,724.544 X9.36 ) +1] -1}

                                      =   5.71%

                         DEAN WITTER FEDERAL SECURITIES TRUST

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                       10/31/97

CALSS C

                                   6
YIELD = 2 { [ ((a-b) /cd)  +1]  -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding d = The maximum offering price per share on the last day of the period


                                                            6
YIELD = 2 { [ ((2,306.73 -515.82) /40,778.297 X9.44) +1] -1}

                                       =    5.65%

                         DEAN WITTER FEDERAL SECURITIES TRUST

                      SCHEDULE OF COMPUTATION OF YIELD QUOTATION
                                       10/31/97
CLASS D

                                   6
YIELD = 2 { [ ((a-b) /cd)  +1]  -1}



WHERE: a = Dividends and interest earned during the period b = Expenses accrued for the period c = The average daily number of shares outstanding d = The maximum offering price per share on the last day of the period


                                                       6
YIELD = 2 { [ ((119.84-11.69) /2141.418 X 9.33) +1] -1}

                                       =     6.58%

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                             FEDERAL SECURITIES TRUST (A)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                _                              _
               |        ______________________  |
FORMULA:       |       |                        |
               |  /\ n |      ERV               |
         T  =  |    \  | -------------          |  - 1
               |     \ |       P                |
               |      \|                        |
               |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                                                 (A)
  $1,000       ERV AS OF   AGGREGATE              NUMBER OF     AVERAGE ANNUAL
INVESTED - P   31-Oct-97   TOTAL RETURN           YEARS - n    TOTAL RETURN - T
------------   ---------   ------------           ---------    ----------------

   28-Jul-97     $993.70        (0.63%)                0.26           NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)


(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                _                              _
               |        ______________________  |
FORMULA:       |       |                        |
               |  /\ n |       EV               |
         t  =  |    \  | -------------          |  - 1
               |     \ |       P                |
               |      \|                        |
               |_                              _|

                        EV
         TR  =      ----------    - 1
                        P


    t = AVERAGE ANNUAL TOTAL RETURN
       (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                             (C)                               (B)
  $1,000       EV AS OF     TOTAL                 NUMBER OF    AVERAGE ANNUAL
INVESTED - P   31-Oct-97    RETURN - TR           YEARS - n    TOTAL RETURN - t
------------   ---------    -----------           ---------    ----------------

   28-Jul-97   $1,037.80          3.78%                0.26                  NA


(D)      GROWTH OF $10,000*
(E)      GROWTH OF $50,000*
(F)      GROWTH OF $100,000*

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION


                    TOTAL          (D)   GROWTH OF           (E)   GROWTH OF            (D)   GROWTH OF
INVESTED - P    RETURN - TR   $10,000 INVESTMENT-G    $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
------------    -----------   --------------------    ----------------------    -----------------------

28-Jul-97              3.78                 $9,937                   $50,074                   $100,926


*INITIAL INVESTMENT $9,575, $48,250 & 97,250 RESPECTIVELY REFLECTS A 4.25%, 3.5% & 2.75% SALES CHARGE

                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                             FEDERAL SECURITIES TRUST (B)



(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                _                              _
               |        ______________________  |
FORMULA:       |       |                        |
               |  /\ n |      ERV               |
         T  =  |    \  | -------------          |  - 1
               |     \ |       P                |
               |      \|                        |
               |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                              (A)
  $1,000       ERV AS OF      NUMBER OF    AVERAGE ANNUAL
INVESTED - P   31-Oct-97      YEARS - n    TOTAL RETURN - T
------------   ---------      ---------    ----------------

  31-Oct-96    $1,028.90              1               2.89%

  31-Oct-92    $1,333.80           5.00               5.93%

  31-Oct-87    $2,152.80          10.00               7.97%



(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)

                _                              _
               |        ______________________  |
FORMULA:       |       |                        |
               |  /\ n |      EV                |
         t  =  |    \  | -------------          |  - 1
               |     \ |      P                 |
               |      \|                        |
               |_                              _|

                        EV
         TR  =      ----------    - 1
                        P


    t = AVERAGE ANNUAL TOTAL RETURN
       (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)


                              (C)                               (B)
  $1,000        EV AS OF    TOTAL                 NUMBER OF    AVERAGE ANNUAL
INVESTED - P   31-Oct-97    RETURN - TR           YEARS - n    TOTAL RETURN - t
------------   ---------    -----------           ---------    ----------------

  31-Oct-96    $1,078.90          7.89%                1.00               7.89%

  31-Oct-92    $1,353.30         35.33%                5.00               6.24%

  31-Oct-87    $2,152.80        115.28%               10.00               7.97%


(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION



                TOTAL        (D)   GROWTH OF          (E)   GROWTH OF           (F)   GROWTH OF
INVESTED - P    RETURN - TR  $10,000 INVESTMENT -G    $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
------------    -----------  ---------------------    ----------------------    -----------------------

  31-Oct-87         112.12           $21,212                  $106,060                 $212,120


                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                             FEDERAL SECURITIES TRUST (C)




(A) AVERAGE ANNUAL TOTAL RETURNS (I.E. STANDARDIZED COMPUTATIONS)

                _                              _
               |        ______________________  |
FORMULA:       |       |                        |
               |  /\ n |      ERV               |
         T  =  |    \  | -------------          |  - 1
               |     \ |       P                |
               |      \|                        |
               |_                              _|

         T = AVERAGE ANNUAL TOTAL RETURN
         n = NUMBER OF YEARS
         ERV = ENDING REDEEMABLE VALUE
         P = INITIAL INVESTMENT

                                                                 (A)
  $1,000       ERV AS OF     AGGREGATE            NUMBER OF    AVERAGE ANNUAL
INVESTED - P   31-Oct-97   TOTAL RETURN           YEARS - n    TOTAL RETURN - T
------------   ---------   ------------           ---------    ----------------

  28-Jul-97    $1,025.40        2.54%                0.26             NA


(B) AVERAGE ANNUAL TOTAL RETURNS WITHOUT DEDUCTION FOR APPLICABLE
    SALES CHARGE  (NON STANDARD COMPUTATIONS)

(C) TOTAL RETURN WITHOUT DEDUCTION FOR APPLICABLE SALES CHARGE
    (NON STANDARD COMPUTATIONS)



                _                              _
               |        ______________________  |
FORMULA:       |       |                        |
               |  /\ n |      EV                |
         t  =  |    \  | -------------          |  - 1
               |     \ |      P                 |
               |      \|                        |
               |_                              _|

                        EV
         TR  =      ----------    - 1
                        P



    t = AVERAGE ANNUAL TOTAL RETURN
       (NO DEDUCTION FOR APPLICABLE SALES CHARGE) n = NUMBER OF YEARS
    EV = ENDING VALUE (NO DEDUCTION FOR APPLICABLE SALES CHARGE)
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN (NO DEDUCTION FOR APPLICABLE SALES CHARGE)

                            (C)                                (B)
  $1,000       EV AS OF     TOTAL                 NUMBER OF    AVERAGE ANNUAL
INVESTED - P   31-Oct-97    RETURN - TR           YEARS - n    TOTAL RETURN - t
------------   ---------    -----------           ---------    ----------------

  28-Jul-97    $1,035.40          3.54%                0.26                  NA


(D)      GROWTH OF $10,000
(E)      GROWTH OF $50,000
(F)      GROWTH OF $100,000

FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION



                TOTAL         (D)   GROWTH OF         (E)   GROWTH OF           (D)   GROWTH OF
INVESTED - P    RETURN - TR   $10,000 INVESTMENT-G    $50,000 INVESTMENT - G    $100,000 INVESTMENT - G
------------    -----------   --------------------    ----------------------    -----------------------

  28-Jul-97          3.54            $10,354                      $51,770                  $103,540


                 SCHEDULE FOR COMPUTATIONS OF PERFORMANCE QUOTATIONS
                             FEDERAL SECURITIES TRUST (D)

(A) TOTAL RETURN (NO LOAD FUND)



(B) AVERAGE ANNUAL TOTAL RETURNS (NO LOAD FUND)

                _                              _
               |        ______________________  |
FORMULA:       |       |                        |
               |  /\ n |      EV                |
         t  =  |    \  | -------------          |  - 1
               |     \ |      P                 |
               |      \|                        |
               |_                              _|

                        EV
         TR  =      ----------    - 1
                        P


    t = AVERAGE ANNUAL COMPOUND RETURN
    n = NUMBER OF YEARS
    EV = ENDING VALUE
    P = INITIAL INVESTMENT
    TR = TOTAL RETURN



                                        (A)                                                  (B)
  $1,000           EV AS OF            TOTAL                       NUMBER OF        AVERAGE ANNUAL
INVESTED - P      31-Oct-97            RETURN - TR                 YEARS - n        COMPOUND RETURN - t
------------      ---------            -----------                 ---------        -------------------

  28-Jul-97       $1,026.20                  2.62%                      0.26                         NA


(C)      GROWTH OF $10,000
(D)      GROWTH OF $50,000
(E)      GROWTH OF $100,000


FORMULA: G= (TR+1)*P
         G= GROWTH OF INITIAL INVESTMENT
         P= INITIAL INVESTMENT
         TR= TOTAL RETURN SINCE INCEPTION



$10,000         TOTAL        (C)   GROWTH OF           (D)   GROWTH OF           (E)   GROWTH OF
INVESTED - P    RETURN - TR  $10,000 INVESTMENT- G     $50,000 INVESTMENT- G     $100,000 INVESTMENT- G
------------    -----------  ---------------------     ---------------------     ----------------------
  28-Jul-97            2.62            $10,262                       $51,310                $102,620


